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                          10.2 FORM OF AWARD AGREEMENTS

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                               CNB FINANCIAL CORP.
                     AMENDED AND RESTATED STOCK OPTION PLAN

                                     FORM OF
                     INCENTIVE STOCK OPTION AWARD AGREEMENT
                     --------------------------------------

         AGREEMENT by and between CNB Financial Corp. ("Company") and [________] (the "Optionee"), dated as of the ___ day of ________, 200_.

         WHEREAS, the Company maintains the CNB Financial Corp. Amended and Restated Plan (the "Plan") (capitalized terms used but not defined herein shall have the respective meanings ascribed thereto by the Plan);

         WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant a stock option to the Optionee subject to the terms and conditions set forth below.

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. Grant of Stock Option.
            ---------------------

         The Company hereby grants the Optionee an option (the "Option") to purchase _______ shares of Company common stock ("Common Stock"), subject to the following terms and conditions and subject to the provisions of the Plan. The Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

         The Option shall be an "incentive stock option" under Section 422 of the Code. The Optionee (or, if applicable, the Successors of the Optionee) shall notify the Company promptly (and in no event more than five days) after any failure to meet the holding period requirement under Section 422(a) of the Code applicable to Shares received upon the exercise of the Option.

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         2. Option Price.
            ------------

         The Option Price per Share shall be $_____.

         3. Initial Exercisability.
            ----------------------

         Subject to Paragraph 7 below, the Option, to the extent that there has been no termination of the Optionee's employment and the Option has not otherwise expired or been forfeited, shall first become exercisable as follows:

         For the Period Ending                    Percent of the Grant
         ---------------------                    --------------------
                                                      Exercisable
                                                      -----------

         First Anniversary of
         the date of Grant                               25%

         Second Anniversary of
         the date of Grant                               50%

         Third Anniversary of
         the date of Grant                               75%

         Fourth Anniversary of
         the date of Grant                               100%


         4. Exercisability Upon and After Termination of Optionee.
            -----------------------------------------------------

         (a) If the Optionee's employment with the Company or its affiliates is terminated other than by termination by the Optionee or termination by the Company or its affiliates for Cause (and including by reason of death, Retirement or Disability), no exercise of the Option may occur after the expiration of the 90-day period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Paragraph 7 below.

         (b) Notwithstanding any other provision of this Agreement, if (i) the Optionee's employment is terminated by the Company or its affiliates for Cause or (ii) the Optionee voluntarily terminates employment with the Company or its affiliates (other than on account

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of death, Retirement or Disability) the Option, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

         (c) If the Optionee commences or continues service as a director or key consultant of the Company or an affiliate upon termination of employment, such continued service shall, if the Committee in its discretion so consents, be treated as continued employment hereunder.

         (d) No Option (or portion thereof) which had not become exercisable at the time of cessation of employment shall ever be or become exercisable. No provision of this Paragraph 4 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of employment.

         5. Restrictions and Conditions.
            ---------------------------

         (a) The Shares of Common Stock issued upon exercise of the Option (the "Optioned Shares") shall be subject to the following restrictions and conditions:

         (i) Subject to the other provisions of this Agreement, during the period commencing on the date of exercise of the Option or any part thereof and ending on the first day on which the Common Stock is registered under the Securities Act of 1933, as amended (the "Act"), if applicable, the Optionee shall not, voluntarily or involuntarily sell, transfer, pledge, anticipate, alienate, encumber or assign any Optioned Shares (except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death), other than to the Bank, nor may any Optioned Shares be attached or garnished.

         (ii) Except as provided in the foregoing clause (i), the Optionee shall have, in respect of the Optioned Shares, all of the rights of a stockholder of the Company.

         (b) If the Optionee's employment with the Company or an affiliate terminates after the Optionee's exercise of the Option, until Shares are registered under the Act the Company

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shall be entitled, but not obligated, within 90 days of such termination, to purchase from the Optionee all or a portion of the Optionee's Shares acquired pursuant to the exercise of an Option for an amount equal to the Fair Market Value of such Optioned Shares. For the purposes of this Paragraph 5(c), the "Fair Market Value" of the Shares shall be as reasonably determined by the Company in its sole discretion.

         6. Tax Obligations.
            ---------------

         As a condition to the grant and continued holding of Optioned Shares, the Optionee shall pay to the Company within 90 days of any income recognition event all amounts that the Company deems necessary, to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred with respect to Optioned Shares, determined in accordance with the Internal Revenue Code of 1986, as amended. The failure of the Optionee to satisfy such requirements shall cause all of the Optionee's rights with respect to the Optioned Shares to be terminated, and the Optioned Shares and this Agreement shall be void and of no effect. In addition, to the extent the Optionee fails to satisfy any such withholding obligation in connection with the grant, holding or transfer of Optioned Shares (including in connection with any election with respect to such Optioned Shares), and such failure causes the Company to incur any fine, penalty, fee, cost, additional tax or other obligation, the Optionee shall indemnify and promptly pay the Company for all such costs and obligations. The Optionee hereby acknowledges that the tax treatment with respect to the Optioned Shares is complex, and the Optionee has relied exclusively on his advisors, and not the Company or its advisors, regarding such matters.

         7. Term.
            ----

         Unless earlier forfeited, the Option shall, notwithstanding any other provision of this Agreement, expire in its entirety upon the tenth anniversary of the date hereof. The Option shall

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also expire and be forfeited at such times and in such circumstances as otherwise provided hereunder or under the Plan.

         8. Miscellaneous.
            -------------

         (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         (b) The Committee may make such rules and regulations and establish such procedures for the administration of this Agreement as it deems appropriate. Without limiting the generality of the foregoing, the Committee may interpret this Agreement, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law. In the event of any dispute or disagreement as to the interpretation of this Agreement or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to this Agreement, the decision of the Committee shall be final and binding upon all persons.

         (c) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall

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notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

         (d) All notices hereunder shall be in writing, and if to the Company or the Committee, shall be delivered to the Company or mailed to its principal office, addressed to the attention of the Committee; and if to the Optionee, shall be delivered personally or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this paragraph 8(d).

         (e) The failure of the Optionee or the Company to insist upon strict compliance with any provision of this Agreement or the Plan, or to assert any right the Optionee or the Company, respectively, may have under this Agreement or the Plan, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement or the Plan.

         (f) Nothing in this Agreement shall confer on the Optionee any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

         (g) This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

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         IN WITNESS WHEREOF, the Company and the Optionee have executed this
Agreement as of the day and year first above written.

                                          CNB FINANCIAL CORP.

                                          By:
                                              ----------------------------------

                                          Name:
                                                --------------------------------

                                          Title:
                                                 -------------------------------


                                                --------------------------------
                                                               [Optionee's Name]

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                               CNB FINANCIAL CORP.
                     AMENDED AND RESTATED STOCK OPTION PLAN

                                     FORM OF
                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
                   ------------------------------------------

                  AGREEMENT by and between CNB Financial Corp. ("Company") and [________] (the "Optionee"), dated as of the ___ day of ________, 200_ (the
"Effective Date").

                  WHEREAS, the Company maintains the CNB Financial Corp. Amended and Restated Stock Option Plan (the "Plan") (capitalized terms used but not defined herein shall have the respective meanings ascribed thereto by the Plan);

                  WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant a stock option to the Optionee subject to the terms and conditions set forth below.

                  NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

                  1. Grant of Stock Option.
                     ---------------------

                  The Company hereby grants the Optionee an option (the "Option") to purchase _______ shares of Common Stock, subject to the following terms and conditions and subject to the provisions of the Plan. The Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

                  The Option shall be not be an "incentive stock option" under
Section 422 of the Code.

                  2. Option Price.
                     ------------

                  The Option Price per Share shall be $_____.

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                  3. Initial Exercisability.
                     ----------------------

                  Subject to Paragraph 7 below, the Option, to the extent that there has been no termination of the Optionee's employment and the Option has not otherwise expired or been forfeited, shall first become exercisable as follows:

                                       2

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                  For the period ending                 Percent of the Grant
                  ---------------------                      Exercisable
                                                             -----------
                  First Anniversary of
                  Effective Date                                   25%

                  Second Anniversary of
                  Effective Date                                   25%

                  Third Anniversary of
                  Effective Date                                   25%

                  Fourth Anniversary of
                  Effective Date                                   25%

                  4. Exercisability Upon and After Termination of Optionee.
                     -----------------------------------------------------

                  (a) If the Optionee's employment with the Company is terminated other than by termination by the Optionee or termination by the Company or an affiliate for Cause (and including by reason of death, Retirement or Disability), no exercise of the Option may occur after the expiration of the 90-day period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Paragraph 7 below.

                  (b) Notwithstanding any other provision of this Agreement, if
(i) the Optionee's employment is terminated by the Company for Cause or (ii) the Optionee voluntarily terminates employment with the Company or an affiliate (other than on account of death, Retirement or Disability) the Option, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

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                  (c) If the Optionee commences or continues service as a
director or key consultant of the Company upon termination of employment, such continued service shall, if the Committee in its discretion so consents, be treated as continued employment hereunder.

                  (d) No Option (or portion thereof) which had not become exercisable at the time of cessation of employment shall ever be or become exercisable. No provision of this Paragraph 4 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of employment.

                  5. Restrictions and Conditions.
                     ---------------------------

                  (a) The Shares of Common Stock issued upon exercise of the Option (the "Optioned Shares") shall be subject to the following restrictions and conditions:

                  (i) Subject to the other provisions of this Agreement, during the period commencing on the date of exercise of the Option or any part thereof and ending on the first day on which the Common Stock is registered under the Securities Act of 1933, as amended (the "Act"), if applicable, the Optionee shall not, voluntarily or involuntarily sell, transfer, pledge, anticipate, alienate, encumber or assign any Optioned Shares (except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death), other than to the Company, nor may any Optioned Shares be attached or garnished.

                  (ii) Except as provided in the foregoing clause (i), the Optionee shall have, in respect of the Optioned Shares, all of the rights of a stockholder of the Company.

                  (b) If the Optionee's employment with the Company or an affiliate terminates after the Optionee's exercise of the Option, until Shares are registered under the Act the Company shall be entitled, but not obligated, within 90 days of such termination, to purchase from the Optionee all or a portion of the Optionee's Shares acquired pursuant to the exercise of an Option

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for an amount equal to the Fair Market Value of such Optioned Shares. For the purposes of this Paragraph 5(c), the "Fair Market Value" of the Shares shall be as reasonably determined by the Company in its sole discretion.

                  6. Tax Obligations.
                     ---------------

                  As a condition to the grant and continued holding of Optioned Shares, the Optionee shall pay to the Company within 90 days of any income recognition event all amounts that the Company deems necessary, to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred with respect to Optioned Shares, determined in accordance with the Internal Revenue Code of 1986, as amended. The failure of the Optionee to satisfy such requirements shall cause all of the Optionee's rights with respect to the Optioned Shares to be terminated, and the Optioned Shares and this Agreement shall be void and of no effect. In addition, to the extent the Optionee fails to satisfy any such withholding obligation in connection with the grant, holding or transfer of Optioned Shares (including in connection with any election with respect to such Optioned Shares), and such failure causes the Company to incur any fine, penalty, fee, cost, additional tax or other obligation, the Optionee shall indemnify and promptly pay the Company for all such costs and obligations. The Optionee hereby acknowledges that the tax treatment with respect to the Optioned Shares is complex, and the Optionee has relied exclusively on his advisors, and not the Company or its advisors, regarding such matters.

                  7. Term.
                     ----

                  Unless earlier forfeited, the Option shall, notwithstanding any other provision of this Agreement, expire in its entirety upon the tenth anniversary of the Effective Date. The

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Option shall also expire and be forfeited at such times and in such circumstances as otherwise provided hereunder or under the Plan.

                  8. Miscellaneous.
                     -------------

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (b) The Committee may make such rules and regulations and establish such procedures for the administration of this Agreement as it deems appropriate. Without limiting the generality of the foregoing, the Committee may interpret this Agreement, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law. In the event of any dispute or disagreement as to the interpretation of this Agreement or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to this Agreement, the decision of the Committee shall be final and binding upon all persons.

                  (c) All notices hereunder shall be in writing, and if to the Company or the Committee, shall be delivered to the Company or mailed to its principal office, addressed to the attention of the Committee; and if to the Optionee, shall be delivered personally or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be

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changed at any time by written notice to the other party given in accordance with this paragraph 8(d).

                  (d) The failure of the Optionee or the Company to insist upon strict compliance with any provision of this Agreement or the Plan, or to assert any right the Optionee or the Company, respectively, may have under this Agreement or the Plan, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement or the Plan.

                  (e) Nothing in this Agreement shall confer on the Optionee any right to continue in the employ or service of the Company or an affiliate or interfere in any way with the right of the Company to terminate the Optionee's employment or service at any time.

                  (f) This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

                  IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the day and year first above written.

                                          CNB FINANCIAL CORP.

                                          By:
                                              ----------------------------------

                                          Name:
                                                --------------------------------

                                          Title:
                                                 -------------------------------


                                                --------------------------------
                                                               [Optionee's Name]

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